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                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference and the use of our report dated February 18, 1997 included in or made a part of this amendment no. 1 to the registration statement on Form S-4 and The Wiser Oil Company's Form 10-K for the year ended December 31, 1996.

                                          ARTHUR ANDERSEN LLP

Dallas, Texas

September 5, 1997